UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 16, 2006

TENGTU INTERNATIONAL CORP.

(Exact name of Registrant as specified in charter)

Delaware	000-29957	77-0407366
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o CC Capital Partners Group, Suite 301, 141 Adelaide Street West,
Toronto, Ontario, M5H 3L5

 (Address of principal executive offices) (Zip Code)

416-963-3999

(Registrant's telephone number, including area code)

(Former name, address and fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On March 16, 2006, Mr. William O.S. Ballard and Mr. John McBride each resigned from their positions as members of the Board of Directors of Tengtu International Corp (the “Company”). Additionally, Mr. Ballard resigned from his position as Chairman of the Board. Both Mr. Ballard and Mr. McBride resigned to pursue other business interests. The Company has not appointed any individuals to fill the vacancies created by the departures.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENGTU INTERNATIONAL CORP.

Date: March 16, 2006	By:	/s/ William O.S. Ballard
William O.S. Ballard